THIS OPTION AND THE UNDERLYING COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THIS OPTION HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND THIS OPTION AND THE UNDERLYING COMMON STOCK MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR LAWS.

                                MYO DIAGNOSTICS, INC.
                                STOCK OPTION AGREEMENT

    OPTION AGREEMENT made as of the 23rd day of March, 1995 between Myo Diagnostics, Inc, a California corporation (hereafter called the "Company"), and Steve Nelson (hereafter called the "Optionee").

    1.   GRANT OF OPTION.

    The Company hereby irrevocably grants to the Optionee the right and option to purchase all or any part of an aggregate of Fifteen Thousand (15,000) shares of its common stock, $ .01 par value (the "Shares"), on the terms and conditions herein set forth.

    2.   EXERCISE PRICE.

    The exercise price of each of the Shares covered by the Option shall be $ .10 representing the fair market value as of the date hereof.

    3.   TIME AND MANNER OF EXERCISE OF OPTION.

    (a) This Option shall be exercisable in accordance with the schedule attached hereto as Schedule A and immediately prior to the acceptance of an offer made to acquire all or a majority of the shares of the company.

    (b) To the extent that the right to exercise this Option has accrued and is in effect, this Option may be exercised by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full by cash or certified check for such Shares, provided, however, that no less than One Thousand (1,000) Shares may be purchased upon any one exercise of this Option unless the number of Shares purchased at such time is the total number of Shares in respect of which this Option is then exercisable. Upon such exercise, instructions shall be given to issue and deliver to the Optionee a certificate for paid-up non-assessable Shares.

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    4.   TERM OF OPTION.

    This Option shall expire the earlier of either i) one year from the date of an Initial Public Offering of the Company's shares, or ii) upon acceptance of an offer made to acquire all or a majority of the shares of the Company.

    5.   ADJUSTMENTS

    In the event of any change in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, consolidations, recapitalizations, or reorganizations, an appropriate and proportionate adjustment shall be made by the Company in the number of shares subject to this Option and in the exercise price per share with respect to any unpurchased shares hereunder. Any such adjustment hereto shall be made without a change in the total exercise price applicable to such unpurchased shares but with a corresponding adjustment in the per share exercise price. No fractional shares of Common Stock shall be issued under this Option on account of under this Section 5.

    6.   TRANSFERABILITY OF THE OPTION

    The Optionee may transfer the Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, or by the will or the laws of descent and distribution.

    7.   RESTRICTIONS

    (a) In the event the Optionee owns more than 5% of, becomes employed by or associated with or is in any fiduciary relationship with a competitor of the Company, the options shall be exercised and transferred to the Company at a value of $.10 per share.

    (b) In the event that more than 6% of the outstanding shares of the Company are purchased by an individual or entity, these options shall be exercised and transferred, upon the Company's request, to the purchaser at a value equal to the value received by the shareholders

    8.   PURCHASE FOR INVESTMENT

    The Shares to be issued upon exercise of this Option are unregistered shares and are subject to Rule 144 under the Securities Act of 1933 as now in force or hereafter amended. The person who exercises this option is acquiring the Shares as an investment and not with the view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of transfer under the Securities Act of 1933, or any other applicable law, and a legend to this effect will be endorsed upon the securities so issued.

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    IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be duly executed by its officer thereunto duly authorized, and the Optionee has hereunto set his hand and seal as of the date and year first above written.

                                  MYO DIAGNOSTICS INC.


                                  By  /s/ Gerald D. Appel
                                    -----------------------------
                                     Gerald D. Appel, President

Attest:

   /s/
------------------------------

                                  Optionee:


                                    /s/
                                  -------------------------------
                                  Bearer


                                  Address:


                                    444 31st Street
                                  -------------------------------
                                    Manhattan Beach, CA 90266
                                  -------------------------------

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                                MYO DIAGNOSTICS, INC.
                                STOCK OPTION AGREEMENT

                                      SCHEDULE A


Name of Optionee                            Steve Nelson
Date of Grant                               March 23, 1995
Number of Options                           15,000


Shares:  15,000

Vested:  March 23, 1995